Dreyfus
GNMA Fund, Inc.

SEMIANNUAL REPORT October 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                                GNMA Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus GNMA Fund, Inc. covers the period from May 1, 2001 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that high quality, taxable bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund achieved a total return of 6.87% and distributed income dividends totaling $0.427 per share.(1) In comparison, the fund' s benchmark, the Lehman Brothers GNMA Index (the
" Index" ), achieved a total return of 6.40% for the same period.(2)

The fund and the market benefited from falling interest rates in a weakening U.S. economy during the reporting period. In addition, GNMA securities benefited from a "flight to quality" as investors sought investment alternatives to a declining stock market. The fund outperformed the Index primarily because of its successful duration management, yield curve positioning and security selection strategies.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund's goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, since a sharp increase or decrease in this trend would adversely affect returns provided by the fund' s mortgage-backed holdings.

* OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool compares the early redemption or extension characteristics of different mort-

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

     gage-backed securities with other securities, such as U.S. Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

* CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 30- and 15-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs"). Also, within the GNMA market, we analyze project loans that offer cash flow protection from loan prepayments.

* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

When the reporting period began, falling corporate profits and a declining stock market had already contributed to economic weakness. In an effort to reinvigorate the economy, the Federal Reserve Board (the "Fed" ) reduced short-term interest rates five times during the reporting period, for a total reduction of 2.00 percentage points. Longer term bond yields declined in this slow-growth, low-inflation environment, leading to lower mortgage rates.

With rates at low levels, homeowners rushed to refinance their mortgages. While this trend hurt many mortgage-related bonds by returning principal to bondholders, GNMA securities with no provisions for early redemption benefited greatly. In addition, GNMA prices were supported by surging demand from investors seeking a relatively safe haven from a falling stock market. With U.S. Treasury securities in short supply, many risk-averse investors turned to GNMAs, the nation's largest government-guaranteed marketplace.


In this environment, we maintained the fund's AVERAGE DURATION -- a measure of sensitivity to changing interest rates -- at a modestly long position relative to the Index. This enabled us to maintain higher yields for a longer period as bond yields fell. We focused on GNMA securities with CALL PROTECTION, that is, those that cannot be redeemed early. We also increased the fund's holdings of non-callable project loans, commercial mortgage-backed securities and asset-backed securities, all of which performed well. At the same time, we reduced the fund's holdings of "Fannie Mae" and "Freddie Mac" securities because of their vulnerability to prepayment risk. Finally, the fund benefited from our yield curve strategy, which successfully positioned it for a widening of the differences in yields between long- and short-term securities.

What is the fund's current strategy?

We have continued to position the fund for low interest rates and high investor demand for GNMA securities. Accordingly, as of October 31, approximately 53% of the fund's market value was allocated to GNMA securities that cannot be redeemed early. In addition, approximately 13% of the fund's market value was allocated to project and construction loans, 9% to commercial mortgage-backed securities, 4% to residential mortgage-backed securities, 6% to asset-backed securities, 3% to U.S. government securities, 7% to repurchase agreements, and 5% to U.S. government agency securities. Of course, our strategies and the fund's holdings are subject to change as economic and market conditions evolve.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund



STATEMENT OF INVESTMENTS
October 31, 2001 (Unaudited)



                                                                                            Principal
BONDS AND NOTES--126.6%                                                                    Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--96.1%

Government National Mortgage Association I:

   6%                                                                                        26,000,000  (a)          26,430,560

   6.5%                                                                                       6,000,000  (a)           6,196,860

   6.5%, 9/15/2008-6/15/2031                                                                 53,310,309               55,829,727

   7%                                                                                        66,004,000  (a)          68,870,554

   7%, 11/15/2022-12/15/2022                                                                    242,857                  255,225

   7.5%, 5/15/2002-11/15/2028                                                                85,251,682               90,357,234

   8%, 1/15/2008-12/15/2022                                                                  32,824,096               35,168,734

   8.5%, 2/15/2006-12/15/2022                                                                21,085,130               22,815,096

   9%, 4/15/2016-12/15/2022                                                                  18,612,476               20,475,156

   9.5%, 3/15/2018-11/15/2024                                                                 3,447,277                3,847,238

                                                                                                                     330,246,384

Government National Mortgage Association II:

   5.25%, 4/20/2030                                                                          12,233,667  (b)          12,424,818

   6%                                                                                        40,000,000  (a)          40,437,200

   6%, 7/20/2030-9/20/2030                                                                    7,097,003  (b)           7,208,377

   6.375%, 2/20/2027                                                                            176,122  (b)             179,644

   6.5%                                                                                     134,322,000  (a)         137,721,690

   6.5%, 5/20/2031-6/20/2031                                                                 20,675,810               21,296,084

   7%                                                                                        99,078,000  (a)         103,164,968

   7%, 4/20/2024-11/20/2030                                                                     119,921                  125,476

   7.5%, 9/20/2030                                                                           41,092,005               43,082,091

   7.75%, 9/20/2027                                                                             127,596  (b)             130,627

   8%, 2/20/2034-4/20/2034                                                                   12,475,254               13,172,995

   9%, 3/20/2016                                                                                782,059                  857,332

   9.5%, 2/20/2016-2/20/2025                                                                  1,001,488                1,111,280

   10.5%, 7/20/2013-9/20/2018                                                                 1,014,223                1,172,269

                                                                                                                     382,084,851

Government National Mortgage Association I,
   Graduated Payment Mortgage:

   10.25%, 9/15/2018                                                                             43,014                   49,319

   10.75%, 3/15/2010-2/15/2016                                                                   71,713                   82,146

                                                                                                                         131,465

Government National Mortgage Association II,
   Graduated Payment Mortgage,

   11.75%, 6/20/2015-1/20/2016                                                                  145,704                  171,025

Government National Mortgage Association I,
   Construction Loans,

   6.75%, 3/15/2040                                                                           8,309,796                8,822,666


                                                                                            Principal
BONDS AND NOTES (CONTINUED)                                                                Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I,
  Project Loans:

   6.3%, 11/15/2038                                                                          20,972,825               21,828,123

   6.315%, 10/15/2033                                                                         1,475,369                1,556,925

   6.355%, 8/15/2024                                                                          3,230,130                3,409,943

   6.36%, 2/15/2037                                                                          20,093,561               20,966,375

   6.375%, 10/15/2033-1/15/2034                                                              20,496,778               21,457,038

   6.38%, 9/15/2033                                                                           8,289,149                8,668,637

   6.41%, 8/15/2028                                                                           1,801,021                1,886,851

   6.5%, 12/15/2023-6/15/2040                                                                41,191,118               43,235,730

   6.55%, 7/15/2033                                                                           7,829,020                8,262,063

   6.6%, 9/15/2019-9/15/2030                                                                  8,893,961                9,495,909

   6.625%, 6/15/2028-5/15/2033                                                               10,728,977               11,483,943

   6.75%, 10/15/2033-12/15/2033                                                               6,925,482                7,467,479

   6.875%, 5/15/2040                                                                          7,809,548                8,356,217

                                                                                                                     168,075,233

Government National Mortgage Association,

   Ser. 2001-25, Cl. CI, 7%, 2029                                                             1,680,685                  406,294

Federal Home Loan Mortgage Corp.:

   Notes, 5.875%, 2011                                                                       14,000,000  (c)          14,765,814

   REMIC,

   Stripped Securities, Interest Only Class:

      Ser. 1583, Cl. ID, 7%, 2023                                                             5,059,464  (d)             822,517

      Ser. 1628, Cl. MA, 6.5%, 2022                                                           2,759,297  (d)             206,565

      Ser. 1829, Cl. I, 6.5%, 2017                                                              760,657  (d)              11,855

      Ser. 1882, Cl. PK, 7%, 2026                                                             3,181,482  (d)             614,281

      Ser. 1969, Cl. PI, 7%, 2009                                                             2,123,060  (d)              66,961

      Ser. 1998, Cl. PK, 7%, 2026                                                             8,492,737  (d)             726,593

      Ser. 2043, Cl. IE, 6.5%, 2023                                                          21,899,849  (d)           2,010,903

      Ser. 2048, Cl. PJ, 7%, 2028                                                             5,000,000  (d)           1,012,500

      Ser. 2065, Cl. PH, 6.5%, 2021                                                           3,482,769  (d)             261,206

                                                                                                                      20,499,195

Federal National Mortgage Association:

   6.2%, 1/1/2011                                                                            18,266,670               19,348,399

   6.82%, 1/1/2028                                                                            3,464,638                3,798,400

   Stripped Securities, Interest Only Class:

      Ser. 1993-133, Cl. HA, 9.96%, 2022                                                         56,062  (d)             829,725

      Ser. 1996-55, Cl. PL, 7%, 2025                                                          3,221,829  (d)             239,624

      Ser. 1997-16, Cl. PJ, 7%, 2026                                                          5,790,189  (d)             510,639

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
BONDS AND NOTES (CONTINUED)                                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

  Stripped Securities, Interest Only Class (continued):

      Ser. 1997-40, Cl. PI, 7%, 2027                                                         31,676,142  (d)           4,666,311

      Ser. 1997-84, Cl. PI, 6.5%, 2021                                                        2,414,201  (d)             291,394

      Ser. 1997-85, Cl. PI, 7%, 2018                                                         10,231,662  (d)             172,584

   Whole Loan,

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                     5,932,000                6,176,695

                                                                                                                      36,033,771

TOTAL U. S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED                                                                                                   946,470,884

ASSET-BACKED CTFS.--8.0%

ACLC Business Loan Receivables Trust,

   Ser. 1998-1, Cl. A1, 6.435%, 2019                                                          7,638,083  (e)           7,332,560

Conseco Finance:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           5,300,000                5,610,043

   Ser. 2001-C, Cl. A4, 6.19%, 2030                                                           6,930,000                7,140,066

Equivantage Home Equity Loan Trust:

   Ser. 1996-2, Cl. A4, 8.05%, 2027                                                           6,251,000                6,594,768

   Ser. 1997-1, Cl. A4, 7.275%, 2028                                                          5,760,626                6,084,576

GMAC Mortgage Corp. Loan Trust,

   Ser. 2000-HE3, Cl. A2, 7.17%, 2015                                                         5,000,000                5,218,173

Green Tree Home Improvement Loan Trust ,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                         8,086,009                8,322,604

The Money Store Home Equity Trust:

   Ser. 1995-B, Cl. A6, 7.5%, 2026                                                            7,367,396                7,640,166

   Ser. 1997-D, Cl. AF7, 6.485%, 2038                                                         6,424,578                6,765,786

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          5,164,065                5,394,845

Nomura Depositor Trust,

   Ser. 1998-ST1, Cl. A3, 3.1%, 2003                                                          3,000,000  (e, f)        2,990,384

WFS Financial Owner Trust,

   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           8,744,000                9,403,925

TOTAL ASSET-BACKED CTFS.                                                                                              78,497,896

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--12.5%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                       16,438,135               17,286,507

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                          15,274,000               16,228,517

   Ser. 2001-CF2, Cl. A4, 6.505%, 2034                                                        5,200,000                5,557,656

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2007                                                         17,481,941               18,976,080


                                                                                            Principal
BONDS AND NOTES (CONTINUED)                                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 3.66%, 2009                                                           4,500,000  (e, f)        4,497,188

GS Mortgage Securities II,

   Ser. 2001-LIB, Cl. A2, 6.615%, 2016                                                       17,375,000  (e)          17,418,438

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. C, 7.806%, 2032                                                        11,430,000  (f)          12,652,515

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                       8,571,339  (e)           8,932,942

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2033                                                          11,000,000               12,285,169

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         8,705,165                9,400,313

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                         123,235,325

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--5.1%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B1, 6.5%, 2013                                                             392,571                  403,678

Bank of America Mortgage Securities:

   Ser. 2000-6, Cl. B1, 7.75%, 2030                                                           7,001,337                7,445,019

   Ser. 2000-6, Cl. B2, 7.75%, 2030                                                           2,234,912                2,345,715

Countrywide Home Loans:

   Ser. 2000-5, Cl. B1, 7.75%, 2030                                                           7,432,299                7,794,675

   Ser. 2000-6, Cl. B1, 7.75%, 2030                                                           5,664,966                5,948,214

   Ser. 2000-8, Cl. B1, 7.5%, 2031                                                            5,461,620                5,705,686

GE Capital Mortgage Services:

   Ser. 1997-13, Cl. B1, 6.75%, 2012                                                            413,669                  433,083

   Ser. 1998-1, Cl. B1, 6.75%, 2013                                                             832,674                  861,063

   Ser. 1998-16, Cl. B1, 6.5%, 2013                                                             537,493                  551,446

   Ser. 1998-16, Cl. M, 6.5%, 2013                                                            1,612,479                1,683,857

Norwest Asset Securities:

   Ser. 1997-20, Cl. B1, 6.75%, 2012                                                            839,529                  868,877

   Ser. 1998-14, Cl. B2, 6.5%, 2013                                                           1,270,563                1,316,827

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             5,655,624  (e)           5,669,763

PNC Mortgage Securities:

   Ser. 1998-2, Cl. 3B2, 6.75%, 2013                                                            660,381                  686,103

   Ser. 1998-2, Cl. 4B2, 6.75%, 2027                                                            628,518                  660,192

   Ser. 1998-11, Cl. 2B2, 6.25%, 2013                                                           454,677                  470,019

Residential Funding Mortgage Securities I:

   Ser. 1997-S6, Cl. B1, 7%, 2012                                                               917,365                  951,963

   Ser. 1997-S10, Cl. M2, 7%, 2012                                                              743,465                  769,892

   Ser. 1997-S11, Cl. M2, 7%, 2012                                                              625,763                  652,872

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
BONDS AND NOTES (CONTINUED)                                                                Amount ($)                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

   Ser. 1997-S16, Cl. M2, 6.75%, 2012                                                         1,050,188                1,091,460

   Ser. 1998-S1, Cl. M2, 6.5%, 2013                                                             936,327                  967,591

   Ser. 1998-S14, Cl. M2, 6.5%, 2013                                                          1,457,165                1,510,153

   Ser. 1998-S16, Cl. M1, 6.5%, 2013                                                            920,994                  961,572

   Ser. 1998-S16, Cl. M2, 6.5%, 2013                                                            328,987                  337,729

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         50,087,449

U.S. GOVERNMENTS--3.2%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                            804,000                  865,176

U.S. Treasury Inflation Protection Securities,

   3.5%, 1/15/2011                                                                           30,000,000  (c, g)       31,845,612

TOTAL U.S. GOVERNMENTS                                                                                                32,710,788

U.S. GOVERNMENT AGENCIES--1.7%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         14,537,000  (g)          16,416,018

TOTAL BONDS AND NOTES

   (cost $1,219,648,776)                                                                                           1,247,418,360
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--10.5%
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--10.3%

UBS Securities Inc.,

  2.5%, Dated 10/31/2001, Due 11/1/2001

  in the amount of $100,847,003

  (fully collateralized by $50,000,000

  U.S. Treasury Notes due 12/31/2002

  value $51,129,429 and $49,385,000

  U.S. Treasury Notes due 8/31/2002

  value $51,436,469)

   (cost $100,840,000 )                                                                     100,840,000              100,840,000


                                                                                            Principal

SHORT-TERM INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--.2%

U.S. Treasury Bills:

   3.64%, 11/15/2001                                                                          1,115,000  (h)           1,114,052

   3.55%, 11/29/2001                                                                          1,130,000  (h)           1,128,147

                                                                                                                       2,242,199

TOTAL SHORT-TERM INVESTMENTS

   (cost $103,081,464)                                                                                               103,082,199
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $1,322,730,240)                                                                         137.1%            1,350,500,559

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (37.1%)            (365,461,051)

NET ASSETS                                                                                       100.0%              985,039,508

(A)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)  ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  ALL OR A PORTION OF THIS  SECURITY  IS ON LOAN.  AT OCTOBER 31,  2001,  THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $39,393,105 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $39,559,524.

(D)  REFLECTS NOTIONAL FACE.

(E)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $46,841,275 OR 4.8% OF NET ASSETS.

(F)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(G)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(H)  SECURITIES  HELD  BY  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2001 (Unaudited)



                                                                                                                       Unrealized
                                                                Market Value                                         Appreciation
                                                                  Covered by                                       (Depreciation)
                                            Contracts           Contracts ($)              Expiration           at 10/31/2001 ($)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

U.S. Treasury 10 year Notes                       402           44,829,281              December 2001                 1,004,734

U.S. Treasury 30 year Bonds                       166           18,332,625              December 2001                   601,750

FINANCIAL FUTURES SHORT

U.S. Treasury 5 year Notes                       1453          159,625,672              December 2001                (4,642,109)

U.S. Treasury 10 year Notes                       325           34,947,656              December 2001                (1,104,297)

                                                                                                                     (4,139,922)



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including repurchase agreements of $100,840,000)
   --Note 1(b)                                      1,322,730,240  1,350,500,559

Cash                                                                   1,872,815

Receivable for investment securities sold                            283,302,136

Collateral for securities loaned--Note 1(b)                           39,559,524

Interest receivable                                                    6,905,601

Receivable for shares of Common Stock subscribed                         519,864

Prepaid expenses                                                          92,499

                                                                   1,682,752,998
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           684,888

Payable for investment securities purchased                         656,428,019

Liability for securities loaned--Note 1(b)                           39,559,524

Payable for futures variation margin--Note 4(a)                         344,656

Payable for shares of Common Stock redeemed                             190,488

Accrued expenses                                                        505,915

                                                                    697,713,490
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      985,039,508
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,023,880,653

Accumulated undistributed investment income--net                      7,528,888

Accumulated net realized gain (loss) on investments                 (70,000,430

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($4,139,922) net unrealized
  depreciation on financial futures]--Note 4(b)                      23,630,397
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      985,039,508
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(1.1 billion shares of $.001 par value Common Stock authorized)      65,469,908

NET ASSET VALUE, offering and redemption price per share ($)              15.05

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six months ended October 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     31,199,950

EXPENSES:

Management fee--Note 3(a)                                            2,860,931

Shareholder servicing costs--Note 3(b)                                 758,873

Custodian fees--Note 3(b)                                              102,189

Professional fees                                                       41,875

Directors' fees and expenses--Note 3(c)                                 25,441

Prospectus and shareholders' reports--Note 3(b)                         21,553

Registration fees                                                       13,338

Interest expense--Note 2                                                 3,655

Miscellaneous                                                           28,837

TOTAL EXPENSES                                                       3,856,692

INVESTMENT INCOME--NET                                              27,343,258
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             18,450,835

Net realized gain (loss) on financial futures                       (3,613,797)

NET REALIZED GAIN (LOSS)                                            14,837,038

Net unrealized appreciation (depreciation) on investments
  [including ($4,814,484) net unrealized depreciation on financial
futures]                                                            21,199,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              36,037,027

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                63,380,285

SEE NOTES TO FINANCIAL STATEMENTS.


 STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001        Year Ended
                                               (Unaudited)    April 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         27,343,258          57,523,046

Net realized gain (loss) on investments        14,837,038           6,461,474

Net unrealized appreciation (depreciation)
   on investments                              21,199,989          32,473,333

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   63,380,285          96,457,853
-------------------------------------------------------------------------------

NET EQUALIZATION (DEBITS)--NOTE 1(E)              116,799            (172,623)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (27,399,810)        (57,791,134)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  75,111,230          97,724,608

Dividends reinvested                           21,533,878          44,391,981

Cost of shares redeemed                       (68,801,024)       (170,481,827)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  27,844,084         (28,365,238)

TOTAL INCREASE (DECREASE) IN NET ASSETS        63,941,358          10,128,858
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           921,098,150         910,969,292

END OF PERIOD                                 985,039,508         921,098,150

Undistributed investment income--net            7,528,888           7,468,641
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,113,707           6,956,314

Shares issued for dividends reinvested          1,479,277           3,155,849

Shares redeemed                                (4,695,462)        (12,137,765)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,897,522          (2,025,602)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                        October 31, 2001(a)                                 Year Ended April 30,
                                                                    ---------------------------------------------------------------

                                                (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.49         13.89         14.54         14.99          14.44         14.50

Investment Operations:

Investment income--net                                 .43           .90           .90           .92            .91           .92

Net realized and unrealized
   gain (loss) on investments                          .56           .60          (.65)         (.46)           .55          (.05)

Total from Investment Operations                       .99          1.50           .25           .46           1.46           .87

Distributions:

Dividends from
   investment income--net                             (.43)         (.90)         (.90)         (.91)          (.91)         (.93)

Net asset value, end of period                       15.05         14.49         13.89         14.54          14.99         14.44
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      6.87(b)      11.22          1.75          3.17          10.38          6.17
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .81(c)         .90           .92           .94            .96           .96

Ratio of interest expense and loan
   commitment fees to
   average net assets                                   --           .02            --           .25             --            --

Ratio of net investment income
   to average net assets                             5.73(c)        6.30          6.40          6.19           6.16          6.38

Portfolio Turnover Rate                            245.40(b)      458.09        420.18        206.15         342.71        323.99
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     985,040       921,098       910,969     1,068,347      1,172,792     1,240,459

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  PREMIUMS ON FIXED INCOME SECURITIES.  THE EFFECT OF THIS CHANGE
     FOR THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME
     PER SHARE BY AND  DECREASE  NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS) ON
     INVESTMENTS  PER SHARE LESS THAN $.01;  RATIOS  WERE NOT  AFFECTED BY THESE
     CHANGES. PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO
     MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amor-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tized cost, which approximates value. Financial futures are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount on short-term investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $32,500 during the period ended October 31, 2001 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On October 31, 2001, the Board of Directors declared a cash dividend of $.068 per share from undistributed investment income-net, payable on November 1, 2001 (ex-dividend date) to shareholders of record as of the close of business on October 31, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $81,538,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $58,671,000 of the carryover expires in fiscal 2003, $5,711,000 expires in fiscal 2005, $6,916,000 expires in fiscal 2007, $8,326,000 expires in fiscal 2008 and $1,914,000 expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(e) Equalization: The fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1-1/2% of the value of the fund' s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended October 31, 2001, pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 . 005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 2001, the fund was charged $316,334 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $235,228 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2001, the fund was charged $102,189 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2001, amounted to $3,061,807,614 and $3,209,641,138, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2001, are set forth in the Statement of Financial Futures.

(b) At October 31, 2001, accumulated net unrealized depreciation on investments and financial futures was $23,630,397, consisting of $45,617,766 gross unrealized appreciation and $21,987,370 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Note 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended October 31, 2001 was approximately $157,500, with a related weighted average annualized interest rate of 4.60%.


NOTE 6--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on fixed income securities on a scientific basis. Prior to May 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund.

The effect of this change for the period ended October 31, 2001 was to decrease net investment income by $5,378, and increase net realized gains (losses) by $5,378. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus
                        GNMA Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  265SA1001